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EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of PivX Solutions, Inc., a Nevada corporation (the "Company"), hereby constitute ROBERT N. SHIVELY and SCOTT D. OLSON and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and any amendments thereto.

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    SIGNATURE                                         TITLE                                 DATE
    ---------                                         -----                                 ----



                                   Chairman of the Board, President and Chief       March ___, 2005
-----------------------------         Executive Officer, Chief Financial
Robert N. Shively                         Officer and Treasurer
                                      (Principal Executive, Financial and
                                               Accounting Officer)



                                                  Director                          March ___, 2005
-----------------------------
Geoff Shively


                                                  Director                          March ___, 2005
-----------------------------
D. Glen Raiger


                                                  Director                          March ___, 2005
-----------------------------
Wes Nichols


                                                  Director                          March ___, 2005
-----------------------------
Ashwin Rangan


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